AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT


        THIS AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT ("Amendment") is entered into as of the 28th day of April, 1999 by and between DEUTSCHE FINANCIAL SERVICES (UK) LIMITED ("Purchaser") and APPLIED MATERIALS,
INC. ("Seller").

RECITALS

        A. Purchaser and Seller are parties to that certain Receivables Purchase Agreement dated as of January 26, 1999 (as amended from time to time, the "Purchase Agreement"). Capitalized terms used but not defined herein shall have the meanings given them in the Purchase Agreement.

        B. Pursuant to the terms of the Purchase Agreement, Purchaser purchased from Seller certain Receivables, as defined therein.

        C. The parties now desire to provide for the purchase of a new pool of Receivables.

        D. The parties now desire to amend certain terms and conditions of the Purchase Agreement, on and subject to the terms hereof.

        NOW, THEREFORE, in consideration of the forgoing premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

        The Purchase Agreement is hereby amended as follows:

        (1) Schedule B is hereby deleted in its entirety and replaced with the new Schedule B attached hereto.

        (2) Notwithstanding the foregoing, the transactions contemplated by this Amendment shall not be effective until the satisfaction of the following terms and conditions:

                (a) Seller shall have satisfied all of the conditions precedent to such Purchase as are described more fully in Section 9.2 of the Purchase Agreement, which include but are not limited to preparation and delivery to Purchaser of: (i) the new Schedule B referred to herein,
(ii) a new Receivables Purchase Settlement Statement for the Receivables described herein, (iii) new UCC Searches, and (iv) new UCC-1s.

                (b) Seller shall have delivered such other documents, certificates, submissions, instruments, and agreements as reasonably requested by Purchaser relating to the transactions herein contemplated.

        (3) Miscellaneous. The terms of the Purchase Agreement and the other documents executed and delivered in connection therewith are hereby ratified and reaffirmed and shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

                                        APPLIED MATERIALS, INC.


                                        By: /s/ Nancy H. Handel
                                        Print Name:  Nancy H. Handel
                                        Title:  Vice President, Global Finance
                                                & Treasurer

                                        By: /s/ Joseph R. Bronson
                                        Print Name: Joseph R. Bronson
                                        Title: Senior Vice President,
                                               Chief Financial Officer &
                                               Chief Administrative Officer


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                                        DEUTSCHE FINANCIAL SERVICES (UK) LIMITED


                                        By: Richard C. Goldman
                                        Print Name: Richard C. Goldman
                                        Title: Director


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                                   SCHEDULE B



                               ACCEPTABLE OBLIGORS



        The following Obligors shall be deemed acceptable, subject in all events to the terms of the Purchase Agreement and subject further to the maximum Outstanding Balance limitation set forth opposite such Obligor's name, which additionally are subject, in all events to the A/R Limit:

        OBLIGOR                                        MAXIMUM OUTSTANDING
                                                        BALANCE LIMITATION

Advanced Micro Devices-Saxony                           $  [     *     ]

IBM Deutschland                                         $  [     *     ]

Infineon Technologies AG                                $  [     *     ]

Intel Electronics Ltd.                                  $  [     *     ]

Micron Technology Italia S.R.L.                         $  [     *     ]

Philips Bedrijven                                       $  [     *     ]

STMicroelectronics                                      $  [     *     ]

TOTAL                                                   $  [     *     ]

The effective date of this Schedule B shall be April 29, 1999. Only one Schedule B, the one reflecting the most recent date, shall be in force at any time with respect to the Agreement. Any previous Schedule Bs are replaced in their entirety by this Schedule B.


*Confidential portions omitted and filed separately with the Securities and Exchange Commission.

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